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As filed with the Securities and Exchange Commission on January 27, 2006

Registration No. 333-130511

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
TO
FORM S-1

REGISTRATION STATEMENT
Under
THE SECURITIES ACT OF 1933

WILLIS LEASE FINANCE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	5080 (Primary Standard Industrial Classification Code Number)	68-0070656 (IRS Employer Identification Number)
2320 Marinship Way, Suite 300, Sausalito, CA 94965 (415) 275-5100 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Charles F. Willis, IV
Chief Executive Officer and Director
Willis Lease Finance Corporation
2320 Marinship Way, Suite 300
Sausalito, California 94965
(415) 275-5100
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent For Service)

Copy to:
Peter T. Heilmann, Esq. Gibson, Dunn & Crutcher LLP One Montgomery Street, Suite 3100 San Francisco, California 94104 (415) 393-8200	Ralph F. MacDonald III, Esq. Alston & Bird LLP One Atlantic Center 1201 West Peachtree Street Atlanta, Georgia 30309-3424 (404) 881-7000

        Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after the Registration Statement becomes effective.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

        The sole purpose of this Amendment No. 2 to the Registration Statement on Form S-1 (No. 333-130511) is to amend and restate Part II, Item 13 (Other Expenses of Issuance and Distribution), Item 16 (Exhibits and Financial Statements Schedules), and to file the following exhibits:

  •
  Exhibit 1.1 Form of Underwriting Agreement.

  •
  Exhibit 4.1 Specimen of Series A Preferred Stock Certificate

  •
  Exhibit 4.2 Form of Certificate of Designations

  •
  Exhibit 5.1 Opinion of Gibson, Dunn & Crutcher LLP

        No other changes have been made to the Registration Statement on Form S-1.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.*

Amount
SEC registration fee	$4,922
Transfer agent and registrar fee	34,000
Printing expenses	40,000
Accountant fees	80,000
Counsel fees	475,000
Miscellaneous	191,000

Total	$699,922

*All such amounts are estimates, other than the SEC registration fee.

Item 14. Indemnification of Directors and Officers.

        To the fullest extent permitted by the Delaware General Corporation Law, our Amended Certificate of Incorporation eliminates a director's personal liability for monetary damages to the Company and its stockholders arising from a breach of fiduciary duty as a director. Section 102 of the Delaware General Corporation Law allows a corporation to include in its certificate of incorporation a provision that eliminates the personal liability of the directors of that corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except where the director breached the duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit.

        Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. Article VII of the Company's Bylaws provides for indemnification of its directors, officers, employees or agents to the maximum extent permitted under the Delaware General Corporation Law. The Registrant has entered into indemnification agreements with its officers and directors, which are intended to provide the Registrant's officers and directors with indemnification to the maximum extent permitted under the Delaware General Corporation Law.

        At present, there is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company in which indemnification is being sought, nor are we aware of any threatened litigation that may result in a claim for indemnification by any director, officer, employee or other agent of us.

Item 15. Recent Sales of Unregistered Securities.

        None.

Item 16. Exhibits and Financial Statements Schedules

EXHIBITS

Exhibit Number		Description
1.1		Form of Underwriting Agreement, by and between Ferris, Baker Watts, Incorporated, as representative of a group of underwriters, and the Company.
3.1		Certificate of Incorporation, dated March 12, 1998 together with Certificate of Amendment of Certificate of Incorporation, dated May 6, 1998 (incorporated by reference to Exhibits 4.01 and 4.02 on Form 8-K filed on June 23, 1998).
3.2		Bylaws, dated April 18, 2001 (incorporated by reference to Exhibit 3.2 on Form 10-K filed on March 31, 2005).
3.3		Amendment to Bylaws, dated November 13, 2001 (incorporated by reference to Exhibit 3.3 on Form 10-K filed on March 31, 2005).
4.1		Specimen of Series A Preferred Stock Certificate.
4.2		Form of Certificate of Designations of the Registrant with respect to the Series A Preferred Stock.
5.1		Opinion of Gibson, Dunn & Crutcher LLP, dated as of January 27, 2006.
10.1		Form of Indemnification Agreement entered into between the Company and its directors and officers (incorporated by reference to Exhibit 10.3 to Registration Statement No. 333-5126-LA filed on June 21, 1996).
10.2		Stockholders' Agreement, dated as of November 7, 2000, by and among the Company, Charles F. Willis, IV, CFW Partners, L.P., Austin Chandler Willis 1995 Irrevocable Trust and FlightTechnics LLC (incorporated by reference to Exhibit 10.8 on Form 8-K filed on November 13, 2000).
10.3		The Company's 1996 Stock Option/Stock Issuance Plan, as amended and restated as of March 30, 2001 (incorporated by reference to Exhibit A of the Company's Proxy Statement filed on April 27, 2001).
10.4		The Company's 1996 Stock Option/Stock Issuance Plan, as amended and restated as of March 1, 2003 (incorporated by reference to Exhibit 99.1 of the Company's Form S-8 filed on September 26, 2003).
10.5		Employment Agreement between the Company and Charles F. Willis IV dated November 7, 2000 (incorporated by reference to Exhibit 10.2 of the Company's report on Form 10-K for the year ended December 31, 2000).
10.6		Employment Agreement between the Company and Donald A. Nunemaker dated November 21, 2000 (incorporated by reference to Exhibit 10.3 of the Company's report on Form 10-K for the year ended December 31, 2000).
10.7		Employment contract between the Company and Monica J. Burke dated June 21, 2002 (incorporated by reference to Exhibit 10.5 to the Company's report on Form 10-Q for the quarter ended June 30, 2002).
10.8		Independent Contractor Agreement between the Company and Hans Joerg Hunziker dated September 13, 2002 (incorporated by reference to Exhibit 10.34 to the Company's report on Form 10-Q for the quarter ended September 30, 2002).
10.9		Employment Agreement between the Company and Thomas C. Nord dated September 19, 2005 (incorporated by reference to Exhibit 10.1 to the Company's report on Form 8-K filed on September 23, 2005).
10.10	**	Employment Offer Letter dated as of September 13, 2005 between Steven Oldenburg and the Company.
10.11		The Company's Deferred Compensation Plan Effective as of July 1, 2001 (incorporated by reference to Exhibit 10.45 to the Company's report on Form 10-K/A for the year ended December 31, 2004).

10.12	Eighth Amendment to the Note Purchase Agreement, dated as of May 3, 2002, by and among the Company, WLFC Funding Corporation and Variable Funding Capital Corporation (incorporated by reference to Exhibit 10.24 to the Company's report on Form 10-Q for the quarter ended June 30, 2002).
10.13	Class A Note Purchase Agreement among Willis Engine Funding LLC, the Company, Sheffield Receivables Corporation and Barclay's Bank PLC dated as of September 12, 2002 (incorporated by reference to Exhibit 10.29 to the Company's report on Form 10-Q for the quarter ended September 30, 2002).
10.14	Class B Note Purchase Agreement among Willis Engine Funding LLC, the Company, Fortis Bank (Nederland) N.V., and Barclay's Bank PLC dated as of September 12, 2002 (incorporated by reference to Exhibit 10.30 to the Company's report on Form 10-Q for the quarter ended September 30, 2002).
10.15	Custodial Agreement by and among BNY Midwest Trust Company, Willis Engine Funding LLC, the Company, The Bank of New York and Barclay's Bank PLC dated as of September 12, 2002 (incorporated by reference to Exhibit 10.32 to the Company's report on Form 10-Q for the quarter ended September 30, 2002).
10.16*	Amended and Restated Contribution and Sale Agreement between the Company and Willis Engine Funding LLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.27 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.17*	Amended and Restated Series 2002-1 Supplement between Willis Engine Funding LLC and The Bank of New York dated as of December 13, 2002 (incorporated by reference to Exhibit 10.28 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.18	Amended and Restated Guaranty between the Company, Barclays Bank PLC and Fortis Bank (Nederland) N.V. dated as of December 13, 2002 (incorporated by reference to Exhibit 10.29 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.19*	Amended and Restated Administration Agreement among Willis Engine Funding LLC, the Company, Barclays Bank PLC and The Bank of New York dated as of December 13, 2002 (incorporated by reference to Exhibit 10.30 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.20	Amended and Restated Subclass A-1 Note Purchase Agreement among Willis Engine Funding LLC, the Company, Sheffield Receivables Corporation and Barclays Bank PLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.31 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.21	Subclass A-2 Note Purchase Agreement among Willis Engine Funding LLC, the Company, Sheffield Receivables Corporation and Barclays Bank PLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.32 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.22	Amended and Restated Subclass B-1 Note Purchase Agreement among Willis Engine Funding LLC, the Company, Fortis Bank (Nederland) N.V. and Barclays Bank PLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.33 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.23	Subclass B-2 Note Purchase Agreement among Willis Engine Funding LLC, the Company and Barclays Bank PLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.34 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.24	Amended and Restated Indenture between Willis Engine Funding LLC, and The Bank of New York dated as of December 13, 2002 (incorporated by reference to Exhibit 10.35 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.25	Amended and Restated Servicing Agreement between the Company and Willis Engine Funding LLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.36 to the Company's report on Form 10-K for the year ended December 31, 2002).

10.26*	First Supplemental Indenture between Willis Engine Funding LLC and the Bank of New York dated October 10, 2003 (incorporated by reference to Exhibit 10.33 to the Company's report on Form 10-Q for the quarter ended September 30, 2003).
10.27*	First Amendment to Series Supplement between Willis Engine Funding LLC and the Bank of New York dated October 10, 2003 (incorporated by reference to Exhibit 10.34 to the Company's report on Form 10-Q for the quarter ended September 30, 2003).
10.28	Amendment No. 1 to Note Purchase Agreements between Willis Lease Finance Corporation, Willis Engine Funding LLC, Sheffield Receivables Corporation, Fortis Bank (Nederland) N.V., and Barclays Bank plc dated October 10, 2003 (incorporated by reference to Exhibit 10.35 to the Company's report on Form 10-Q for the quarter ended September 30, 2003).
10.29*	Amended and Restated Credit Agreement, dated as of June 29, 2004 among Willis Lease Finance Corporation, and Certain Banking Institutions Named Herein with National City Bank and Fortis Bank (Nederland) N.V. (incorporated by reference to Exhibit 10.39 of the Company's Form 10-Q for the quarter ended June 30, 2004).
10.30	First Amendment to Amended and Restated Credit Agreement dated as of September 24, 2004 among the Company, National City Bank, Fortis Bank (Nederland) N.V. and CDC Finance—CDC IXIS (incorporated by reference to Exhibit 10.41 of the Company's Form 10-Q for the quarter ended September 30, 2004).
10.31	Letter Agreement dated September 30, 2004 between the Company, Willis Engine Funding LLC, The Bank of New York, Sheffield Receivables Corporation, Barclays Bank PLC and Fortis Bank (Nederland) N.V. to extend the Company's warehouse facility (incorporated by reference to Exhibit 10.42 of the Company' Form 10-Q for the quarter ended September 30, 2004).
10.32	Loan and Aircraft Security Agreement dated October 29, 2004 between Fleet Capital Corporation and Willis Lease Finance Corporation (incorporated by reference to Exhibit 10.42 of the Company's report in Form 10-K for the year ended December 31, 2004).
10.33	Second Amendment to Amended and Restated Credit Agreement dated as of December 9, 2004 among Willis Lease Finance Corporation, National City Bank, Certain Named Banking Institutions and Fortis Bank (Nederland) N.V. (incorporated by reference to Exhibit 10.43 of the Company's report in Form 10-K for the year ended December 31, 2004).
10.34	Amendment No. 1 to Loan and Aircraft Security Agreement dated as of December 9, 2004 between Fleet Capital Corporation and Willis Lease Finance Corporation (incorporated by reference to Exhibit 10.44 of the Company's report in Form 10-K for the year ended December 31, 2004).
10.35**	Third Amendment to Amended and Restated Credit Agreement dated as November 29, 2005 among Willis Lease Finance Corporation, National City Bank, Certain Named Banking Institutions and Fortis Bank (Nederland) N.V.
10.36	Fourth Amendment to Amended and Restated Credit Agreement dated as December 13, 2005 among Willis Lease Finance Corporation, National City Bank, Certain Named Banking Institutions and Fortis Bank (Nederland) N.V.
10.37*	Asset Transfer Agreement, dated as of August 9, 2005, among the Company, Willis Engine Securitization Trust, and WEST Engine Funding LLC (incorporated by reference to Exhibit 10.34 of the Company's report in Form 10-Q filed on November 29, 2005).
10.38	Series A1 Note Purchase Agreement, dated as of July 28, 2005, among the Company, Willis Engine Securitization Trust, UBS Securities LLC and UBS Limited (incorporated by reference to Exhibit 10.35 of the Company's report in Form 10-Q filed on November 29, 2005).
10.39	Series 2005 B1 Note Purchase Agreement, dated as of August 9, 2005, among the Company, Willis Engine Securitization Trust, Fortis Capital and HSH Nordbank AG (incorporated by reference to Exhibit 10.36 of the Company's report in Form 10-Q filed on November 29, 2005).

10.40*	Series A2 Note Purchase Agreement, dated as of August 9, 2005, among the Company, Willis Engine Securitization Trust, Fortis Capital and HSH Nordbank AG (incorporated by reference to Exhibit 10.37 of the Company's report in Form 10-Q filed on November 29, 2005).
10.41*	Series B2 Note Purchase Agreement, dated as of August 9, 2005 among the Company, Willis Engine Securitization Trust, Fortis Capital and HSH Nordbank AG (incorporated by reference to Exhibit 10.38 of the Company's report in Form 10-Q filed on November 29, 2005).
10.42*	Indenture, dated August 9, 2005, by and between Willis Engine Securitization Trust and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.39 of the Company's report in Form 10-Q filed on November 29, 2005).
10.43	Series A1 Indenture Supplement, dated August 9, 2005, by and between Willis Engine Securitization Trust and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.40 of the Company's report in Form 10-Q filed on November 29, 2005).
10.44	Series B1 Indenture Supplement, dated August 9, 2005, by and between Willis Engine Securitization Trust and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.41 of the Company's report in Form 10-Q filed on November 29, 2005).
10.45*	Series A2 Indenture Supplement, dated August 9, 2005, by and between Willis Engine Securitization Trust and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.42 of the Company's report in Form 10-Q filed on November 29, 2005).
10.46*	Series B2 Indenture Supplement, dated August 9, 2005, by and between Willis Engine Securitization Trust and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.43 of the Company's report in Form 10-Q filed on November 29, 2005).
10.47	Servicing Agreement, dated as of August 9, 2005, among the Company, Willis Engine Securitization Trust, WEST Engine Funding and 59 engine owning trusts named therein (incorporated by reference to Exhibit 10.44 of the Company's report in Form 10-Q filed on November 29, 2005).
10.48	Administrative Agency Agreement, dated as of August 9, 2005, among the Company, Willis Engine Securitization Trust, WEST Engine Funding and 59 engine owning trusts named therein (incorporated by reference to Exhibit 10.45 of the Company's report in Form 10-Q filed on November 29, 2005).
10.49**	Limited Liability Company Agreement of WOLF A340 LLC, dated as of December 8, 2005, between Oasis International Leasing (USA), Inc. and the Company.
10.50**	Sale and Purchase Agreement (139), dated as of December 9, 2005, between Boeing Aircraft Holding Company and WOLF A340 LLC.
10.51**	Sale and Purchase Agreement (149), dated as of December 9, 2005, between Boeing Aircraft Holding Company and WOLF A340 LLC.
11.1 **	Statement re Computation of Per Share Earnings
12.1 **	Statements re Computation of Ratios
21.1 **	Subsidiaries of the Company
23.1 **	Consent of KPMG LLP
23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)
24.1 **	Power of Attorney

*
Portions of these exhibits have been omitted pursuant to a request for confidential treatment and the redacted material has been filed separately with the Commission.

**
Previously filed.

Item 17. Undertakings.

        The undersigned Registrant hereby undertakes that:

          (1)   For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2)   For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fideoffering thereof.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Sausalito, State of California on January 27, 2006.

WILLIS LEASE FINANCE CORPORATION
By:	/s/ CHARLES F. WILLIS, IV Charles F. Willis, IV Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ CHARLES F. WILLIS, IV Charles F. Willis, IV	Chief Executive Officer and Director (Principal Executive Officer)	January 27, 2006
/s/ ROBERT. M. WARWICK Robert M. Warwick	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	January 27, 2006
/s/ GÉRARD LAVIEC* Gérard Laviec	Director	January 27, 2006
/s/ WILLIAM M. LEROY* William M. Leroy	Director	January 27, 2006
/s/ GLENN L. HICKERSON* Glenn L. Hickerson	Director	January 27, 2006
/s/ W. WILLIAM COON* W. William Coon	Director	January 27, 2006
*By:	/s/ CHARLES F. WILLIS, IV Charles F. Willis, IV as attorney-in-fact.

EXHIBITS

Exhibit Number		Description
1.1		Form of Underwriting Agreement, by and between Ferris, Baker Watts, Incorporated, as representative of a group of underwriters, and the Company.
3.1		Certificate of Incorporation, dated March 12, 1998 together with Certificate of Amendment of Certificate of Incorporation, dated May 6, 1998 (incorporated by reference to Exhibits 4.01 and 4.02 on Form 8-K filed on June 23, 1998).
3.2		Bylaws, dated April 18, 2001 (incorporated by reference to Exhibit 3.2 on Form 10-K filed on March 31, 2005).
3.3		Amendment to Bylaws, dated November 13, 2001 (incorporated by reference to Exhibit 3.3 on Form 10-K filed on March 31, 2005).
4.1		Specimen of Series A Preferred Stock Certificate.
4.2		Form of Certificate of Designations of the Registrant with respect to the Series A Preferred Stock.
5.1		Opinion of Gibson, Dunn & Crutcher LLP, dated as of January 27, 2006.
10.1		Form of Indemnification Agreement entered into between the Company and its directors and officers (incorporated by reference to Exhibit 10.3 to Registration Statement No. 333-5126-LA filed on June 21, 1996).
10.2		Stockholders' Agreement, dated as of November 7, 2000, by and among the Company, Charles F. Willis, IV, CFW Partners, L.P., Austin Chandler Willis 1995 Irrevocable Trust and FlightTechnics LLC (incorporated by reference to Exhibit 10.8 on Form 8-K filed on November 13, 2000).
10.3		The Company's 1996 Stock Option/Stock Issuance Plan, as amended and restated as of March 30, 2001 (incorporated by reference to Exhibit A of the Company's Proxy Statement filed on April 27, 2001).
10.4		The Company's 1996 Stock Option/Stock Issuance Plan, as amended and restated as of March 1, 2003 (incorporated by reference to Exhibit 99.1 of the Company's Form S-8 filed on September 26, 2003).
10.5		Employment Agreement between the Company and Charles F. Willis IV dated November 7, 2000 (incorporated by reference to Exhibit 10.2 of the Company's report on Form 10-K for the year ended December 31, 2000).
10.6		Employment Agreement between the Company and Donald A. Nunemaker dated November 21, 2000 (incorporated by reference to Exhibit 10.3 of the Company's report on Form 10-K for the year ended December 31, 2000).
10.7		Employment contract between the Company and Monica J. Burke dated June 21, 2002 (incorporated by reference to Exhibit 10.5 to the Company's report on Form 10-Q for the quarter ended June 30, 2002).
10.8		Independent Contractor Agreement between the Company and Hans Joerg Hunziker dated September 13, 2002 (incorporated by reference to Exhibit 10.34 to the Company's report on Form 10-Q for the quarter ended September 30, 2002).
10.9		Employment Agreement between the Company and Thomas C. Nord dated September 19, 2005 (incorporated by reference to Exhibit 10.1 to the Company's report on Form 8-K filed on September 23, 2005).
10.10	**	Employment Offer Letter dated as of September 13, 2005 between Steven Oldenburg and the Company.
10.11		The Company's Deferred Compensation Plan Effective as of July 1, 2001 (incorporated by reference to Exhibit 10.45 to the Company's report on Form 10-K/A for the year ended December 31, 2004).
10.12		Eighth Amendment to the Note Purchase Agreement, dated as of May 3, 2002, by and among the Company, WLFC Funding Corporation and Variable Funding Capital Corporation (incorporated by reference to Exhibit 10.24 to the Company's report on Form 10-Q for the quarter ended June 30, 2002).

10.13		Class A Note Purchase Agreement among Willis Engine Funding LLC, the Company, Sheffield Receivables Corporation and Barclay's Bank PLC dated as of September 12, 2002 (incorporated by reference to Exhibit 10.29 to the Company's report on Form 10-Q for the quarter ended September 30, 2002).
10.14		Class B Note Purchase Agreement among Willis Engine Funding LLC, the Company, Fortis Bank (Nederland) N.V., and Barclay's Bank PLC dated as of September 12, 2002 (incorporated by reference to Exhibit 10.30 to the Company's report on Form 10-Q for the quarter ended September 30, 2002).
10.15		Custodial Agreement by and among BNY Midwest Trust Company, Willis Engine Funding LLC, the Company, The Bank of New York and Barclay's Bank PLC dated as of September 12, 2002 (incorporated by reference to Exhibit 10.32 to the Company's report on Form 10-Q for the quarter ended September 30, 2002).
10.16	*	Amended and Restated Contribution and Sale Agreement between the Company and Willis Engine Funding LLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.27 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.17	*	Amended and Restated Series 2002-1 Supplement between Willis Engine Funding LLC and The Bank of New York dated as of December 13, 2002 (incorporated by reference to Exhibit 10.28 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.18		Amended and Restated Guaranty between the Company, Barclays Bank PLC and Fortis Bank (Nederland) N.V. dated as of December 13, 2002 (incorporated by reference to Exhibit 10.29 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.19	*	Amended and Restated Administration Agreement among Willis Engine Funding LLC, the Company, Barclays Bank PLC and The Bank of New York dated as of December 13, 2002 (incorporated by reference to Exhibit 10.30 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.20		Amended and Restated Subclass A-1 Note Purchase Agreement among Willis Engine Funding LLC, the Company, Sheffield Receivables Corporation and Barclays Bank PLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.31 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.21		Subclass A-2 Note Purchase Agreement among Willis Engine Funding LLC, the Company, Sheffield Receivables Corporation and Barclays Bank PLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.32 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.22		Amended and Restated Subclass B-1 Note Purchase Agreement among Willis Engine Funding LLC, the Company, Fortis Bank (Nederland) N.V. and Barclays Bank PLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.33 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.23		Subclass B-2 Note Purchase Agreement among Willis Engine Funding LLC, the Company and Barclays Bank PLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.34 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.24		Amended and Restated Indenture between Willis Engine Funding LLC, and The Bank of New York dated as of December 13, 2002 (incorporated by reference to Exhibit 10.35 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.25		Amended and Restated Servicing Agreement between the Company and Willis Engine Funding LLC dated as of December 13, 2002 (incorporated by reference to Exhibit 10.36 to the Company's report on Form 10-K for the year ended December 31, 2002).
10.26	*	First Supplemental Indenture between Willis Engine Funding LLC and the Bank of New York dated October 10, 2003 (incorporated by reference to Exhibit 10.33 to the Company's report on Form 10-Q for the quarter ended September 30, 2003).
10.27	*	First Amendment to Series Supplement between Willis Engine Funding LLC and the Bank of New York dated October 10, 2003 (incorporated by reference to Exhibit 10.34 to the Company's report on Form 10-Q for the quarter ended September 30, 2003).

10.28		Amendment No. 1 to Note Purchase Agreements between Willis Lease Finance Corporation, Willis Engine Funding LLC, Sheffield Receivables Corporation, Fortis Bank (Nederland) N.V., and Barclays Bank plc dated October 10, 2003 (incorporated by reference to Exhibit 10.35 to the Company's report on Form 10-Q for the quarter ended September 30, 2003).
10.29	*	Amended and Restated Credit Agreement, dated as of June 29, 2004 among Willis Lease Finance Corporation, and Certain Banking Institutions Named Herein with National City Bank and Fortis Bank (Nederland) N.V. (incorporated by reference to Exhibit 10.39 of the Company's Form 10-Q for the quarter ended June 30, 2004).
10.30		First Amendment to Amended and Restated Credit Agreement dated as of September 24, 2004 among the Company, National City Bank, Fortis Bank (Nederland) N.V. and CDC Finance—CDC IXIS (incorporated by reference to Exhibit 10.41 of the Company's Form 10-Q for the quarter ended September 30, 2004).
10.31		Letter Agreement dated September 30, 2004 between the Company, Willis Engine Funding LLC, The Bank of New York, Sheffield Receivables Corporation, Barclays Bank PLC and Fortis Bank (Nederland) N.V. to extend the Company's warehouse facility (incorporated by reference to Exhibit 10.42 of the Company' Form 10-Q for the quarter ended September 30, 2004).
10.32		Loan and Aircraft Security Agreement dated October 29, 2004 between Fleet Capital Corporation and Willis Lease Finance Corporation (incorporated by reference to Exhibit 10.42 of the Company's report in Form 10-K for the year ended December 31, 2004).
10.33		Second Amendment to Amended and Restated Credit Agreement dated as of December 9, 2004 among Willis Lease Finance Corporation, National City Bank, Certain Named Banking Institutions and Fortis Bank (Nederland) N.V. (incorporated by reference to Exhibit 10.43 of the Company's report in Form 10-K for the year ended December 31, 2004).
10.34		Amendment No. 1 to Loan and Aircraft Security Agreement dated as of December 9, 2004 between Fleet Capital Corporation and Willis Lease Finance Corporation (incorporated by reference to Exhibit 10.44 of the Company's report in Form 10-K for the year ended December 31, 2004).
10.35	**	Third Amendment to Amended and Restated Credit Agreement dated as November 29, 2005 among Willis Lease Finance Corporation, National City Bank, Certain Named Banking Institutions and Fortis Bank (Nederland) N.V.
10.36		Fourth Amendment to Amended and Restated Credit Agreement dated as December 13, 2005 among Willis Lease Finance Corporation, National City Bank, Certain Named Banking Institutions and Fortis Bank (Nederland) N.V.
10.37	*	Asset Transfer Agreement, dated as of August 9, 2005, among the Company, Willis Engine Securitization Trust, and WEST Engine Funding LLC (incorporated by reference to Exhibit 10.34 of the Company's report in Form 10-Q filed on November 29, 2005).
10.38		Series A1 Note Purchase Agreement, dated as of July 28, 2005, among the Company, Willis Engine Securitization Trust, UBS Securities LLC and UBS Limited (incorporated by reference to Exhibit 10.35 of the Company's report in Form 10-Q filed on November 29, 2005).
10.39		Series 2005 B1 Note Purchase Agreement, dated as of August 9, 2005, among the Company, Willis Engine Securitization Trust, Fortis Capital and HSH Nordbank AG (incorporated by reference to Exhibit 10.36 of the Company's report in Form 10-Q filed on November 29, 2005).
10.40	*	Series A2 Note Purchase Agreement, dated as of August 9, 2005, among the Company, Willis Engine Securitization Trust, Fortis Capital and HSH Nordbank AG (incorporated by reference to Exhibit 10.37 of the Company's report in Form 10-Q filed on November 29, 2005).
10.41	*	Series B2 Note Purchase Agreement, dated as of August 9, 2005 among the Company, Willis Engine Securitization Trust, Fortis Capital and HSH Nordbank AG (incorporated by reference to Exhibit 10.38 of the Company's report in Form 10-Q filed on November 29, 2005).

10.42	*	Indenture, dated August 9, 2005, by and between Willis Engine Securitization Trust and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.39 of the Company's report in Form 10-Q filed on November 29, 2005).
10.43		Series A1 Indenture Supplement, dated August 9, 2005, by and between Willis Engine Securitization Trust and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.40 of the Company's report in Form 10-Q filed on November 29, 2005).
10.44		Series B1 Indenture Supplement, dated August 9, 2005, by and between Willis Engine Securitization Trust and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.41 of the Company's report in Form 10-Q filed on November 29, 2005).
10.45	*	Series A2 Indenture Supplement, dated August 9, 2005, by and between Willis Engine Securitization Trust and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.42 of the Company's report in Form 10-Q filed on November 29, 2005).
10.46	*	Series B2 Indenture Supplement, dated August 9, 2005, by and between Willis Engine Securitization Trust and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.43 of the Company's report in Form 10-Q filed on November 29, 2005).
10.47		Servicing Agreement, dated as of August 9, 2005, among the Company, Willis Engine Securitization Trust, WEST Engine Funding and 59 engine owning trusts named therein (incorporated by reference to Exhibit 10.44 of the Company's report in Form 10-Q filed on November 29, 2005).
10.48		Administrative Agency Agreement, dated as of August 9, 2005, among the Company, Willis Engine Securitization Trust, WEST Engine Funding and 59 engine owning trusts named therein (incorporated by reference to Exhibit 10.45 of the Company's report in Form 10-Q filed on November 29, 2005).
10.49	**	Limited Liability Company Agreement of WOLF A340 LLC, dated as of December 8, 2005, between Oasis International Leasing (USA), Inc. and the Company.
10.50	**	Sale and Purchase Agreement (139), dated as of December 9, 2005, between Boeing Aircraft Holding Company and WOLF A340 LLC.
10.51	**	Sale and Purchase Agreement (149), dated as of December 9, 2005, between Boeing Aircraft Holding Company and WOLF A340 LLC.
11.1	**	Statement re Computation of Per Share Earnings
12.1	**	Statements re Computation of Ratios
21.1	**	Subsidiaries of the Company
23.1	**	Consent of KPMG LLP
23.2		Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)
24.1	**	Power of Attorney

*
Portions of these exhibits have been omitted pursuant to a request for confidential treatment and the redacted material has been filed separately with the Commission.

**
Previously filed.

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PART II INFORMATION NOT REQUIRED IN PROSPECTUS
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